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                                                                   Exhibit 10(f)

                           NONCOMPETITION AGREEMENT
                           ------------------------


     In consideration of (i) the purchase all of the outstanding stock of Surgical & Orthopedic Specialties, Ltd., a Michigan corporation ("Surgical"), from Stephen R. Draper ("Draper") by Danninger Medical Technology, Inc., a Delaware corporation ("Danninger"), pursuant to the terms of that certain Stock Purchase Agreement among Draper, Surgical, and Danninger of even date herewith ("Stock Purchase Transaction"), and (ii) the payment to Draper the sum of $100,000.00 pursuant to the terms of a Noncompetition Note, attached hereto as Exhibit A, Draper, without reservation, freely enters into this Agreement with Danninger and any of its present or future subsidiaries (collectively referred to herein as the "Danninger Companies").

A.   NONCOMPETITION

     Draper agrees that for a period of five years after the closing date of the Stock Purchase Transaction ("Noncompetition Period"), Draper will not:

     (1) engage or participate, directly or indirectly, either as principal, agent, employee, employer, consultant, stockholder (except as the holder of not more than two percent of the stock of any publicly traded corporation), or in any other individual or representative capacity whatsoever, in the operation, management or ownership of any business, firm, corporation, association, or other entity engaged in the design, manufacture, marketing, sale or lease of continuous passive motion, thermal therapy or similar orthopedic rehabilitation devices, spinal implants, or spinal instruments, or any other business engaged in by the Danninger Companies at any time during the Noncompetition Period; or,

     (2) directly or indirectly, for himself or in conjunction with or on behalf of any other individual or entity, solicit, divert, take away or endeavor to take away from the Danninger Companies any customer, account or employee of the Danninger Companies at any time during the Noncompetition Period.

     In the event of a violation of this Agreement, the Noncompetition Period shall be tolled during the time of such violation.

B.   EMPLOYMENT STATUS

     Draper understands and acknowledges that this Agreement does not constitute an employment contract with Danninger. The provisions contained herein in no way alter, amend, or modify that certain Employment Agreement between Draper and Danninger of even date herewith.


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C.   SAVING

     If any provision of this Agreement shall be found invalid, illegal, or unenforceable in whole or in part, neither the validity of the remaining part of such provision nor the validity of any other provision shall be in any way affected thereby. Moreover, if any provision is for any reason held to be excessively broad as to time, duration, geographical scope, activity, or subject, such provision shall be construed by limiting and reducing it to preserve enforceability to the maximum extent compatible with the applicable law.

D.   WAIVER BY DANNINGER COMPANIES OF BREACH OF AGREEMENT

     Waiver by the Danninger Companies of a breach of any provision of this Agreement by Draper shall not operate or be construed as a waiver of any subsequent breach by Draper.

E.   GOVERNING LAW

     This Agreement shall be construed in accordance with the laws of the State of Ohio, without reference to its conflicts of laws principles.

F.   FINAL AGREEMENT

     Except for that certain Employment Agreement between Draper and Danninger of even date herewith, this Agreement supersedes any existing agreement entered into between Draper and Danninger relating to the same subject matter and may be changed only by an agreement in writing signed by Draper and a duly authorized representative of Danninger.

G.   INJUNCTIVE RELIEF

     In the event of an actual threat or breach by Draper of the provisions of this Agreement, the Danninger Companies shall be entitled to an injunction restraining Draper from owning, managing, operating, controlling, being employed by, participating in, or being in any way so connected with the business which is a competitor of the Danninger Companies within any geographic area in which the Danninger Companies compete and do business, or from otherwise violating this Agreement. Nothing herein stated shall be construed as prohibiting the Danninger Companies from pursuing any other remedies available to the Danninger Companies for such breach or threatened breach, including recovery of damages. Any action relating to this Agreement or any breach thereof shall be brought in the Court of Common Pleas of Franklin County, Ohio; each party submits to the personal jurisdiction of such court for such purpose and waives any objection to venue in such court.


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     THE UNDERSIGNED PARTIES HEREBY ACKNOWLEDGE THAT THEY HAVE READ, UNDERSTOOD,
AND RECEIVED A COPY OF THIS AGREEMENT, AND HAVE ENTERED INTO IT VOLUNTARILY.



                                       /s/ Stephen R. Draper
                                       ----------------------------------------
                                       Stephen R. Draper

                                       Date:  September 6, 1996


                                       EMPLOYER:

                                       DANNINGER MEDICAL TECHNOLOGY, INC.


                                       By: /s/ Joseph A. Mussey
                                          -------------------------------------

                                       Its: President
                                           ------------------------------------

                                       Date:  September 6, 1996






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